UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 28, 2019

BK Technologies Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	001-32644	83-4064262
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

   Registrant’s telephone number, including area code: (321) 984-1414
 ______________________________________________

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  [  ]

Explanatory Note

On March 11, 2019, BK Technologies, Inc., a Nevada corporation (“Old BK”), announced that its board of directors had approved the implementation of a holding company reorganization. On March 28, 2019, Old BK implemented the holding company reorganization pursuant to the Merger Agreement (as defined in Item 1.01 herein), which resulted in BK Technologies Corporation becoming the direct parent company of Old BK (the “Reorganization”) and the successor issuer to Old BK pursuant to Rule 12g-3(a) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

This Current Report on Form 8-K (this “Form 8-K”) is being filed for the purpose of establishing BK Technologies Corporation as the successor issuer to Old BK pursuant to Rule 12g-3 under the Exchange Act, and to disclose events required to be disclosed on Form 8-K with respect to the Reorganization. Pursuant to Rule 12g-3(a) under the Exchange Act, the shares of BK Technologies Corporation common stock, par value $0.60 per share (“New BK Common Stock”), are deemed registered under Section 12(b) of the Exchange Act.

Item 1.01
Entry into a Material Definitive Agreement.

Merger Agreement and Reorganization

On March 28, 2019, Old BK, BK Technologies Corporation, a Nevada corporation and formerly a direct, wholly-owned subsidiary of Old BK (“New BK”), and BK Merger Sub, Inc., a Nevada corporation and formerly a direct, wholly-owned subsidiary of New BK (“Merger Sub”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) pursuant to which Merger Sub merged with and into Old BK, with Old BK surviving as a direct, wholly-owned subsidiary of New BK (the “Merger”). At the effective time of the Merger, all issued and outstanding shares of Old BK common stock, par value $0.60 per share (“Old BK Common Stock”), were automatically converted, on a one-for-one basis, into shares of New BK Common Stock, evidencing the same proportional interests in New BK and having the same designations, rights, powers and preferences, and the same qualifications, limitations and restrictions, as the shares of Old BK Common Stock immediately prior to the effective time of the Merger. Accordingly, upon consummation of the Merger, the stockholders of Old BK immediately prior to the effective time of the Merger became stockholders of New BK. The Merger is intended to be a tax-free transaction for U.S. federal income tax purposes for stockholders of Old BK. As a result of the consummation of the Merger, New BK has, on a consolidated basis, the same assets, business and operations as Old BK had immediately prior to the effective time of the Merger.

Stockholder approval of the Merger was not required under the Nevada Revised Statutes. The conversion of Old BK Common Stock into New BK Common Stock occurred automatically without an exchange of stock certificates, and certificates that previously represented shares of Old BK Common Stock now represent the same number of shares of New BK Common Stock. In addition, upon consummation of the Merger:

●
each unexercised and unexpired stock option then outstanding under Old BK’s 2007 Incentive Compensation Plan, as amended, and 2017 Incentive Compensation Plan (collectively, the “Equity Plans”), whether or not then exercisable, ceased to represent a right to acquire shares of Old BK Common Stock and was converted automatically into a right to acquire the same number of shares of New BK Common Stock, on the same terms and conditions, including, without limitation, the vesting schedule (without acceleration thereof by virtue of the Merger) and the per share exercise price as were applicable under such Old BK stock option; and

●
each share of restricted stock and each restricted stock unit of Old BK granted under the Equity Plans ceased to represent or relate to shares of Old BK Common Stock and was converted automatically to represent or relate to shares of New BK Common Stock, on the same terms and conditions as were applicable to such Old BK restricted stock and restricted stock units, including, without limitation, the vesting schedule or other restrictions (without acceleration thereof by virtue of the Merger).

Following the consummation of the Merger, shares of Old BK Common Stock were delisted from the NYSE American and shares of New BK Common Stock are now listed on the NYSE American under the trading symbol “BKTI,” which was the same trading symbol used by Old BK for shares of Old BK Common Stock. Additionally, New BK Common Stock has been assigned a new CUSIP Number: 05587G 104.

As a result of the Merger, New BK became the successor issuer to Old BK pursuant to 12g-3(a) of the Exchange Act and, accordingly, the New BK Common Stock is deemed registered under Section 12(b) of the Exchange Act.

The foregoing does not purport to be a complete description of the Merger and the Reorganization and is qualified in its entirety by reference to the full text of the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this Form 8-K and incorporated by reference herein.

Item 2.01
Completion of Acquisition or Disposition of Assets.

Pursuant to the Merger Agreement, as of the effective time of the Merger, Merger Sub merged with and into Old BK, with Old BK surviving as a wholly-owned subsidiary of New BK. The Merger was consummated by the filing of Articles of Merger, effective as of the effective time specified therein, with the Secretary of State of the State of Nevada. A copy of the Articles of Merger is attached to this Form 8-K as Exhibit 3.1 and is incorporated by reference in this Item 2.01.

Item 2.03
Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

As a result of the Merger, on March 28, 2019, New BK assumed and succeeded to by operation of law all of the prior debts, liabilities, obligations and duties of Old BK, and such debts, liabilities, obligations and duties may be enforced against New BK to the same extent as if New BK had itself incurred or contracted all such debts, liabilities, obligations and duties. For more information concerning these debts, liabilities, obligations and duties, see generally Old BK’s Annual Report on Form 10-K for the year ended December 31, 2018, filed with the Securities and Exchange Commission (the “Commission”) on February 27, 2019.

The information included in Item 1.01 of this Form 8-K is incorporated by reference in this Item 2.03.

Item 3.01
Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

In connection with the Merger, Old BK notified the NYSE American that the Merger was expected to close on March 28, 2019 and requested the NYSE American to file with the Commission an application on Form 25 to remove the shares of Old BK Common Stock from listing on the NYSE American and to deregister the shares of Old BK Common Stock under Section 12(b) of the Exchange Act. Following the consummation of the Merger, at the opening of the market on March 29, 2019, shares of New BK Common Stock are expected to be listed and begin trading on the NYSE American under the trading symbol “BKTI,” which is the same trading symbol used by Old BK for shares of Old BK Common Stock. Old BK also intends to file a certification and notice on Form 15 with the Commission requesting that Old BK’s reporting obligations under Sections 13 and 15(d) of the Exchange Act be suspended (except to the extent of the succession of New BK to the Exchange Act Section 12(b) registration and reporting obligations of Old BK as described under the heading, “Successor Issuer,” under Item 8.01 below).

The information set forth in Item 1.01 and Item 8.01 under the heading, “Successor Issuer,” describing the succession of New BK to Exchange Act Section 12(b) and reporting obligations of Old BK, is hereby incorporated by reference in this Item 3.01.

Item 3.03
Material Modification to Rights of Security Holders.

 At the effective time of the Merger, each share of Old BK Common Stock issued and outstanding immediately prior to the effective time of the Merger automatically converted into an equivalent corresponding share of New BK Common Stock, having the same designations, rights, powers and preferences and the qualifications, limitations and restrictions as the corresponding share of Old BK Common Stock that was converted.

 The information set forth in Item 1.01 is hereby incorporated by reference in this Item 3.03.

Item 5.02
Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Election of Directors; Appointment of Executive Officers

The directors of New BK and their committee memberships and titles, which are listed below, are identical to the directors of Old BK and their committee memberships and titles immediately prior to the effective time of the Merger.

Name	Position
D. Kyle Cerminara(1)(2)	Chairman of the Board
Lewis M. Johnson(2)	Co-Chairman of the Board
Michael R. Dill(1)(3)	Director
Charles T. Lanktree(1)	Director
E. Gray Payne(1)(2)(3)	Director
John W. Struble(3)	Director
Ryan R.K. Turner(1)	Director

(1)	Member of the Compensation Committee.
(2)	Member of the Nominating and Governance Committee.
(3)	Member of the Audit Committee.

Identical to the composition of the board committees of Old BK immediately prior to the effective time of the Merger, Mr. Struble serves as chairman of the Audit Committee of New BK, General Payne serves as chairman of the Compensation Committee of New BK, and Mr. Johnson serves as chairman of the Nominating and Governance Committee of New BK.

Biographical information about the directors of New BK is included under the heading “Board of Directors” under Item 10. “Directors, Executive Officers and Corporate Governance” of Part III of Old BK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the Commission on February 27, 2019 and is incorporated by reference herein.

 Information regarding the compensation arrangements of the directors of New BK is included under the heading “Director Compensation” under Item 11. “Executive Compensation” of Part III of Old BK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the Commission on February 27, 2019 and is incorporated by reference herein.

The board of directors of New BK has determined that each director is independent, as that term is defined by the applicable rules and regulations of the NYSE American.

The executive officers of New BK and their positions and titles, which are listed below, are identical to the executive officers of Old BK and their positions and titles immediately prior to the effective time of the Merger.

Name	Position
Timothy A. Vitou	President
William P. Kelly	Executive Vice President, Chief Financial Officer, Secretary and Treasurer
Henry R. (Randy) Willis	Chief Operating Officer
James R. Holthaus	Chief Technology Officer

Biographical information of the executive officers of New BK is included under the heading “Executive Officers” under Item 10. “Directors, Executive Officers and Corporate Governance” of Part III of Old BK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the Commission on February 27, 2019 and is incorporated by reference herein. Information regarding the compensation arrangements of the executive officers of New BK is included under Item 11. “Executive Compensation” of Part III of Old BK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the Commission on February 27, 2019, and Old BK’s Current Report on Form 8-K, filed with the Commission on March 21, 2019, under Item 5.02 “Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers” and each is incorporated by reference herein. The executive officers’ employment agreements and change-of-control agreements are retained by BK Technologies, Inc., a wholly-owned subsidiary of New BK.

For information regarding disclosure required pursuant to Item 404(a) of Regulation S-K with respect to the directors and executive officers of New BK, see the discussion under the heading “Transactions with Related Persons” under Item 13. “Certain Relationships and Related Transactions, and Director Independence” of Part III of Old BK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, filed with the Commission on February 27, 2019, which is incorporated by reference herein. Except as disclosed in this Item 5.02, there have been no transactions involving New BK and its directors and executive officers that New BK would be required to disclose herein pursuant to Item 404(a) of Regulation S-K.

 The information set forth in Item 1.01 is hereby incorporated by reference in this Item 5.02.

Equity Plans

In connection with the Reorganization, Old BK and New BK entered into an Omnibus Amendment to Incentive Compensation Plans, dated as of March 28, 2019 (the “Omnibus Amendment”), pursuant to which, as of the effective time of the Merger, Old BK transferred to New BK, and New BK assumed, sponsorship of the Equity Plans and each stock option award agreement, restricted stock award agreement and restricted stock unit award agreement entered into pursuant to the Equity Plans. The Omnibus Amendment and the related amendments to the form of award agreements under the Equity Plans reflect New BK’s assumption of the Equity Plans and award agreements and the obligations thereunder and the substitution of shares of New BK Common Stock for shares of Old BK Common Stock upon the exercise or vesting of awards granted under the Equity Plans.

The foregoing does not purport to be a complete description of the Omnibus Amendment and the forms of the amended award agreements and is qualified in its entirety by reference to the full text of the Omnibus Amendment and the forms of the amended award agreements, which are filed as Exhibits 10.1 through 10.4 to this Form 8-K and are incorporated by reference herein.

Item 5.03
Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the Reorganization and as of the effective time of the Merger, the Articles of Incorporation of New BK and the Bylaws of New BK are the same as the Articles of Incorporation, as amended, of Old BK, and the Second Amended and Restated Bylaws of Old BK immediately prior to the effective time of the Merger, respectively, other than changes permitted by the Nevada Revised Statutes.

The Articles of Incorporation and Bylaws of New BK are filed as Exhibits 3.2 and 3.3, respectively, to this Form 8-K and are incorporated by reference herein.

Item 8.01
Other Events.

Press Release

On March 28, 2019, New BK issued a press release announcing the completion of the Reorganization and the Merger and other information related thereto. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and is incorporated by reference herein.

Successor Issuer

In connection with the Reorganization and as of the effective time of the Merger, and by operation of Rule 12g-3(a) promulgated under the Exchange Act, New BK is the successor issuer to Old BK and has succeeded to the attributes of Old BK as the registrant, including Old BK’s Commission file number and CIK number. Shares of New BK Common Stock are deemed to be registered under Section 12(b) of the Exchange Act, and New BK is subject to the information requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and will hereafter file reports and other information with the Commission using Old BK’s Commission file number (001-32644). New BK hereby reports this succession in accordance with Rule 12g-3(f) promulgated under the Exchange Act.

Quarterly Dividend

On March 5, 2019, the board of directors of Old BK declared a quarterly dividend of $0.02 per share of Old BK Common Stock, payable on April 15, 2019 to stockholders of record of Old BK Common Stock as of the close of business on April 1, 2019. A copy of the press release announcing the quarterly cash dividend was filed as Exhibit 99.1 to Old BK’s Current Report on Form 8-K, filed with the Commission on March 6, 2019. As a result of the consummation of the Merger prior to the record date and payment date of the quarterly dividend declared by the board of directors of Old BK, all stockholders of Old BK entitled to receive payment of the dividend are now stockholders of New BK. Accordingly, the board of directors of New BK has assumed the dividend to be paid on April 15, 2019 to stockholders of record of New BK Common Stock as of the close of business on April 1, 2019.

Forward-Looking Statements

This Form 8-K contains statements about future events and expectations which are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, including statements about New BK’s plans, objectives, expectations and prospects. These statements can be identified by forward-looking words such as “may,” “might,” “could,” “would,” “will,” “anticipate,” “believe,” “plan,” “estimate,” “project,” “expect,” “intend,” “seek” and other similar expressions. Any statement contained in this Form 8-K that is not a statement of historical fact may be deemed to be a forward-looking statement. Although New BK believes that the plans, objectives, expectations and prospects reflected in or suggested by its forward-looking statements are reasonable, those statements involve risks, uncertainties and other factors that may cause New BK’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements, and New BK can give no assurance that its plans, objectives, expectations and prospects will be achieved. Important factors that might impact New BK’s plans, objectives, expectations and prospects are contained in the “Risk Factors” section of Old BK’s Annual Report on Form 10-K for the fiscal year ended December 31, 2018, and in Old BK’s and New BK’s other current and periodic reports filed from time to time with the Securities and Exchange Commission. All forward-looking statements in this Form 8-K are made as of the date hereof, based on information available to New BK as of the date hereof, and New BK assumes no obligation to update any forward-looking statement.

Item 9.01      Financial Statements and Exhibits.

(d)
Exhibits.

2.1	Agreement and Plan of Merger, dated as of March 28, 2019, by and among BK Technologies, Inc., BK Technologies Corporation and BK Merger Sub, Inc.

3.1	Articles of Merger, filed with the Nevada Secretary of State on March 28, 2019.

3.2	Articles of Incorporation of BK Technologies Corporation.

3.3	Bylaws of BK Technologies Corporation.

4.1	Form of Common Stock Certificate of BK Technologies Corporation.

10.1	Omnibus Amendment to Incentive Compensation Plans, dated as of March 28, 2019, by and between BK Technologies, Inc. and BK Technologies Corporation.

10.2	Form of Stock Option Agreement under the 2017 Incentive Compensation Plan.

10.3	Form of Restricted Share Agreement under the 2017 Incentive Compensation Plan.

10.4	Form of Restricted Stock Unit Agreement under the 2017 Incentive Compensation Plan.

99.1	Press Release dated March 28, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BK TECHNOLOGIES CORPORATION

Date: March 28, 2019	By:	/s/ William P. Kelly
William P. Kelly
Executive Vice President and Chief Financial Officer